Exhibit 10.1

Execution Version

FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”) is made and entered into as of December 16, 2015, by and among BUCKEYE PARTNERS, L.P., a Delaware limited partnership (“BPL”), BUCKEYE ENERGY SERVICES LLC, a Delaware limited liability company (“BES”), BUCKEYE CARIBBEAN TERMINALS LLC, a Puerto Rico limited liability company (“BCT”) and BUCKEYE WEST INDIES HOLDINGS LP, a Cayman Islands limited partnership (“BWIH”, and together with BPL, BES and BCT, collectively the “Borrowers” and each individually a “Borrower”), the Lenders (as defined below) that are parties hereto, and SUNTRUST BANK, in its capacity as administrative agent for the Lenders (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the several banks and other financial institutions party thereto (collectively, the “Lenders”) and the Administrative Agent are parties to that certain Revolving Credit Agreement, dated as of September 30, 2014 (as amended, supplemented and modified from time to time and in effect immediately prior to the date hereof, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement as amended hereby), pursuant to which the Lenders have made certain financial accommodations available to the Borrowers; and

WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agent extend the Revolving Commitment Termination Date for one year and amend the definitions of Continuing Director and Leverage Ratio as set forth below, and subject to the terms and conditions hereof, the Lenders executing this Amendment are willing to do so;

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Borrowers, the Lenders executing this Amendment and the Administrative Agent agree as follows:

1.                                      Amendments to Credit Agreement.

(a)                                 Section 1.01 of the Credit Agreement is hereby amended by replacing the definitions of “Continuing Director” and “Leverage Ratio” in their entirety with the following:

“Continuing Director” shall mean, as of any date, any member of the board of directors of the General Partner (A) (I) at any time during the first two years after the Closing Date, individuals who were members of such board of directors or other equivalent governing body as of the Closing Date or (II) thereafter, individuals who were members of such board of directors or other equivalent governing body two years prior to such time, (B) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (A) above (as applicable) constituting at the time of such election or nomination at least a majority of that board or equivalent governing body, or (C) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (A) and (B) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body.

“Leverage Ratio” shall mean, as of any date of determination, the ratio of (i) (A) Consolidated Funded Debt, minus (B) the lesser of (1) the BMSC Revolving Credit Exposure and (2) the sum of (x) 100% of Hedged Eligible Inventory, and (y) 75% of outstanding Eligible Accounts Receivable (provided, however, in no event shall the amount in clause (y) exceed 25% of the sum of clause (x) and (y)), minus (C) to the extent included in Consolidated Funded Debt, 100% of performance bonds issued by, and letter of credit reimbursement obligations incurred by, the Buckeye Merchant Service Companies (and guarantees thereof by BPL) with respect to fuel tax liabilities of the Buckeye Merchant Service Companies and obligations of the Buckeye Merchant Service Companies under product purchase and/or supply agreements, in an aggregate amount not to exceed $100,000,000, minus (D) 100% of Intermediate Loans not to exceed $5,000,000, minus (E) the principal amount of any bond issuance (so long as 100% of the net proceeds of such bond issuance are held by one or more Borrowers that is a U.S. Person in cash or cash equivalents and such proceeds are not subject to any Liens other than Permitted Encumbrances) minus (F) the principal amount of Hybrid Equity Securities in an aggregate amount not to exceed 15% of Total Capitalization, in each case measured on a consolidated basis as of such date of determination to (ii) the sum of (A) Consolidated Adjusted EBITDA for the four Fiscal Quarter period ending on or immediately prior to such date for which financial statements are required to have been delivered under this Agreement and (B) Material Project EBITDA Adjustments, if any.

(b)                                 Section 1.01 of the Credit Agreement is hereby further amended by adding the following definitions in the appropriate alphabetical order:

“Hybrid Equity Securities” means, on any date (the “determination date”), any securities issued by BPL or a financing vehicle of BPL, other than common stock or limited partnership units, that meet the following criteria: (a) BPL demonstrates that such securities receive at least 50% equity credit from at least two Nationally Recognized Statistical Rating Organizations (NRSROs), and (b) such securities require no repayments or prepayments and no mandatory redemptions or repurchases, in each case, prior to at least 91 days after the later of the termination of the Commitments and the repayment in full of all Obligations. As used in this definition, “mandatory redemption” shall not include conversion of a security into common stock or limited partnership units.

“Total Capitalization” means, at the date of any determination thereof, the sum of (a) all Indebtedness of BPL and its Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP plus (b) the consolidated partners’ equity of BPL and its Restricted Subsidiaries.

2.                                      Extension of Revolving Commitment Termination Date.  The Lenders executing this Amendment hereby extend the Revolving Commitment Termination Date applicable to its Revolving Commitment to September 30, 2020.  The foregoing extension shall be deemed to be made pursuant to Section 2.26, and all prior written notice periods required under Section 2.26 that were not satisfied are deemed waived.

3.                                      Effectiveness of Amendment. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that the amendment and extension contained herein shall not become effective, and the Borrowers shall have no rights under this Amendment, until the Administrative Agent shall have received:

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(a)                                 This Amendment duly executed by the Borrowers, the Required Lenders and the Administrative Agent;

(b)                                 an extension fee equal to 4 basis points of the Revolving Commitments extended pursuant to Section 2 above, payable to the Administrative Agent for the ratable benefit of the Lenders executing this Amendment based upon their respective Revolving Commitments, and such other fees as any Borrower has agreed to pay to the Administrative Agent and its affiliates in connection with this Amendment; and

(c)                                  reimbursement or payment of the costs and expenses of the Administrative Agent incurred in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Administrative Agent.

4.                                      Representations and Warranties.  To induce the Lenders and the Administrative Agent to enter into this Amendment, each Borrower represents and warrants to the Lenders and the Administrative Agent that:

(a)                                 The execution, delivery and performance by each Borrower of this Amendment are within such Borrower’s organizational powers and have been duly authorized by all necessary organizational and, if required, shareholder, partner or member action.  This Amendment has been duly executed and delivered by each Borrower and constitutes valid and binding obligations of such Borrower, enforceable against it in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

(b)                                 The execution, delivery and performance by each Borrower of this Amendment (a) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, (b) will not violate any Requirement of Law or any judgment, order or ruling of any Governmental Authority, in each case, applicable to any Borrower or any Restricted Subsidiary, (c) will not violate the terms of such Borrower’s Organizational Documents, (d) will not violate or result in a default under any Contractual Obligation of any Borrower, the General Partner or any Restricted Subsidiary or any of its assets or give rise to a right thereunder to require any payment to be made by any Borrower or any Restricted Subsidiary and (e) will not result in the creation or imposition of any Lien on any asset of any Borrower, the General Partner or Restricted Subsidiary, except Liens (if any) created under the Loan Documents.

(c)                                  After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects), and no Default or Event of Default has occurred and is continuing as of the date hereof.

5.                                      Reaffirmations and Acknowledgments.  Each Borrower consents to the execution and delivery of this Amendment by all other Borrowers and ratifies and confirms its Obligations now or hereafter outstanding under the Credit Agreement as amended hereby and any promissory notes issued thereunder. Each Borrower acknowledges that, notwithstanding anything to the contrary contained herein or in any other Loan Document, its Obligations (i) are and shall continue to be a primary obligation of such Borrower, and (ii) are and shall continue to be in full force and effect in accordance with its terms.

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Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of the Borrowers under the Loan Documents.

6.                                      Effect of Amendment.  Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower to the Lenders and the Administrative Agent.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.  This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

7.                                      Governing Law.  This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York and all applicable federal laws of the United States of America.

8.                                      No Novation.  This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto.

9.                                      Counterparts.  This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

10.                               Costs and Expenses.  The Borrower agrees to pay all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment which are payable pursuant to Section 11.3 of the Credit Agreement.

11.                               Binding Nature.  This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

12.                               Entire Understanding.  This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWERS:

BUCKEYE PARTNERS, L.P.

By Buckeye GP LLC, its sole general partner

By:	/s/ Keith E. St.Clair
	Name:	Keith E. St.Clair
	Title:	Executive V.P. & Chief Financial Officer

BUCKEYE ENERGY SERVICES LLC

By:	/s/ Kevin J. Goodwin
	Name:	Kevin J. Goodwin
	Title:	Vice President and Treasurer

BUCKEYE CARIBBEAN TERMINALS LLC

By:	/s/ Kevin J. Goodwin
	Name:	Kevin J. Goodwin
	Title:	Vice President and Treasurer

BUCKEYE WEST INDIES HOLDINGS LP

By Buckeye West Indies Holdings GP LLC, its general partner

By:	/s/ Kevin J. Goodwin
	Name:	Kevin J. Goodwin
	Title:	Vice President and Treasurer

[Signature Page to First Amendment to Revolving Credit Agreement]

LENDERS:

SUNTRUST BANK
as Administrative Agent and Lender

By:	/s/ Carmen Malizia
	Name:	Carmen Malizia
	Title:	Director

[Signature Page to First Amendment to Revolving Credit Agreement]

WELLS FARGO BANK N.A.
as a Lender

By	/s/ Borden Tennant
	Name:	Borden Tennant
	Title:	Assistant Vice President

[Signature Page to First Amendment to Revolving Credit Agreement]

JPMORGAN CHASE BANK, N.A.
as a Lender

By	/s/ Elizabeth Schorman
	Name:	Elizabeth Schorman
	Title:	Vice President

[Signature Page to First Amendment to Revolving Credit Agreement]

BARCLAYS BANK PLC
as a Lender

By	/s/ Vanessa Kurbatskiy
	Name:	Vanessa Kurbatskiy
	Title:	Vice President

[Signature Page to First Amendment to Revolving Credit Agreement]

UBS AG, STAMFORD BRANCH
as a Lender

By	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

By	/s/ Kenneth Chin
	Name:	Kenneth Chin
	Title:	Director

[Signature Page to First Amendment to Revolving Credit Agreement]

BNP PARIBAS
as a Lender

By	/s/ Joseph Onischuk
	Name:	Joseph Onischuk
	Title:	Managing Director

By	/s/ Reginald Crichlow
	Name:	Reginald Crichlow
	Title:	Vice President

[Signature Page to First Amendment to Revolving Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH
as a Lender

By	/s/ Virginia Cosenza
	Name:	Virginia Cosenza
	Title:	Vice President

By	/s/ Ming K. Chu
	Name:	Ming K. Chu
	Title:	Vice President

[Signature Page to First Amendment to Revolving Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION
as a Lender

By	/s/ Tom Byargeon
	Name:	Tom Byargeon
	Title:	Managing Director

[Signature Page to First Amendment to Revolving Credit Agreement]

ROYAL BANK OF CANADA
as a Lender

By	/s/ Jason S. York
	Name:	Jason S. York
	Title:	Authorized Signatory

[Signature Page to First Amendment to Revolving Credit Agreement]

COMPASS BANK
as a Lender

By	/s/ Michael Song
	Name:	Michael Song
	Title:	Senior Vice President

[Signature Page to First Amendment to Revolving Credit Agreement]

BRANCH BANKING AND TRUST COMPANY
as a Lender

By	/s/ DeVon J. Lang
	Name:	DeVon J. Lang
	Title:	Senior Vice President

[Signature Page to First Amendment to Revolving Credit Agreement]

MORGAN STANLEY BANK, N.A.
as a Lender

By	/s/ Michael King
	Name:	Michael King
	Title:	Authorized Signatory

[Signature Page to First Amendment to Revolving Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION
as a Lender

By	/s/ James D. Weinstein
	Name:	James D. Weinstein
	Title:	Managing Director

[Signature Page to First Amendment to Revolving Credit Agreement]